SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 15, 2005

BULLION RIVER GOLD CORPORATION

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada

(STATE OR OTHER JURISDICTION OF

INCORPORATION OR ORGANIZATION)

33-85414 COMMISSION FILE NUMBER 1325 Airmotive Way, Suite 325, Reno, Nevada (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	98-0377992 (I.R.S. EMPLOYER IDENTIFICATION NUMBER) 89502 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (775) 324-4881

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective July 15, 2005, Victor H. Bradley resigned from his position as a member of the Registrant’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 20, 2005

BULLION RIVER GOLD CORPORATION

__________________________

Peter M. Kuhn

Director and CEO and CFO